UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 8, 2010
Furmanite Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-05083	74-1191271

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2435 N. Central Expressway,
Richardson, Texas	75080

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:  972-699-4000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Furmanite Corporation (NYSE: FRM) today reported results for the quarter ended September 30, 2010. The press release is attached hereto as Exhibit 99.1.
Item 7.01 Regulation FD Disclosure.
A slide presentation will be available on the company’s web site, www.furmanite.com to support management’s discussion in the conference call held at 10:00 a.m. Eastern time, November 8, 2010. The slide presentation is attached as exhibit 99.2.
Item 9.01 Financial Statements and Exhibits.
99.1	November 8, 2010 press release

99.2	Slide Presentation dated November 8, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Furmanite Corporation
Date: November 8, 2010	By:	/s/ ROBERT S. MUFF
Robert S. Muff
Chief Accounting Officer (Principal Financial Officer)